UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2024

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Exchange Agreement

On August 5, 2024, Remark Holdings, Inc. (“Remark,” “we,” “us” or “our”) entered into an Exchange Agreement (the “Exchange Agreement”) with Mudrick Capital Management, L.P., on behalf of itself and the holders (the “Investors”) of certain outstanding promissory notes issued by us (the “Original Notes”) in the principal amount of $16,307,175.50 (the “Original Principal”) pursuant to which the Investors and Remark exchanged the Original Notes for newly-issued, secured convertible debentures issued by Remark (the “Secured Convertible Debentures”) in an aggregate principal amount equal to the sum of the Original Principal and accrued and unpaid interest on the Original Principal in the aggregate amount of $3,673,462.12.

The Secured Convertible Debentures mature on May 15, 2025 and bear interest at a rate of 20.5% per annum, and the interest is payable in kind by the issuance by Remark to the Investors of shares of Remark’s common stock as described below. The Secured Convertible Debentures are convertible, at the option of the Investors, at any time, into such number of shares of Remark common stock equal to the principal amount of the Secured Convertible Debentures converted plus all accrued and unpaid interest on such principal amount at a conversion price equal the closing price of the Remark’s common stock on the trading day immediately preceding the conversion date, subject to a floor price of $0.10, subject to (i) equitable adjustments resulting from any stock splits, stock dividends, recapitalizations or similar events and (ii) the availability of authorized shares of common stock which can be reserved for the purpose of such conversion.

In no event will the Investors be entitled to convert any portion of the Secured Convertible Debentures in excess of that portion which would result in beneficial ownership by it and its affiliates of more than 9.99% of the outstanding shares of common stock, unless such Investors deliver to Remark written notice at least sixty-one (61) days prior to the effective date of such notice that the provision be adjusted to 9.99%. The Secured Convertible Debentures provide that neither the Investors nor any affiliate may sell or otherwise transfer, directly or indirectly on any trading day any shares of Remark common stock an amount representing more than 10.0% of the trading volume of the common stock.

In addition, the Secured Convertible Debentures are redeemable by Remark at a redemption price equal to 100% of the sum of the principal amount of the Secured Convertible Debentures to be redeemed plus accrued interest, if any.

Upon the occurrence of events of default specified in the Secured Convertible Debentures, including the failure to pay the outstanding principal amount of the Secured Convertible Debentures and all accrued and unpaid interest thereon when due, the breach of the terms of the Exchange Agreement, the Secured Convertible Debentures or the Security Agreement (as defined below), the breach of Remark’s or the Guarantors (as defined below) representations and warranties in the Exchanges Agreement, the Secured Convertible Debentures or the Security Agreement, certain bankruptcy events with respect to Remark or the Guarantors, the failure to pay amounts due and payable under any indebtedness of Remark or a Guarantor in an amount in excess of $100,000 or a final judgment is entered against Remark or a Guarantor in an aggregate amount in excess of $100,000, all amounts owed under the Secured Convertible Debenture, together with default interest at 22.5% per annum, shall then become due and payable. In addition, the Collateral Agent (as defined below) shall have the right to exercise remedies set forth in the Security Agreement.

The Secured Convertible Debentures are guaranteed by certain direct and indirect subsidiaries of Remark (the “Guarantors”) and are secured by all the assets (wherever located, whether now owned or hereafter acquired) of Remark and the Guarantors pursuant to a Guaranty and Security Agreement dated as of August 5, 2024 (the “Security Agreement”), by and among Remark, as the Guarantors, the Investors and Argent Institutional Trust Company (the “Collateral Agent”).

The Exchange Agreement and Security Agreement contain customary representations, warranties, agreements and obligations of the parties. Among other things, in the Exchange Agreement each Investor represented to Remark, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and Remark issued the Secured Convertible Debenture in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Exchange Agreement, Secured Convertible Debentures and Security Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1, 4.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 1.02    Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 1.02.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Secured Convertible Debentures issued, and the shares of common stock to be issued upon conversion, were, and will be, sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Investors are accredited investors who have purchased the securities as an investment in a private placement that did not involve a general solicitation. The shares of common stock to be issued upon conversion have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

4.1	Form of Secured Convertible Debentures
10.1	Exchange Agreement, dated August 5, 2024, by and between Remark Holdings, Inc. and Mudrick Capital Management, L.P.
10.2	Guaranty and Security Agreement, dated August 5, 2024, by and between Remark Holdings, Inc. and Mudrick Capital Management, L.P.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	August 7, 2024	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer